UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2026
Forbright, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43343	26-3126112
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
4445 Willard Ave, Suite 1000
Chevy Chase, Maryland 20815
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (301) 299-8810
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FRBT	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 11, 2026, Forbright, Inc., a Delaware corporation (the “Company”) amended and restated its certificate of incorporation (the “Certificate of Incorporation”), and effective as of June 11, 2026, the Company adopted amended and restated bylaws (the “Bylaws”). As described in the final prospectus, dated June 10, 2026 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-295966), as amended, filed with the Securities and Exchange Commission on June 11, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective prior to the closing of the Company’s initial public offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.
The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to (1) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.
Item 8.01 Other Events.
On June 12, 2026, the Company completed its initial public offering of 7,900,000 shares of its Class A common stock at a price to the public of $18.00 per share. The gross proceeds to the Company from the initial public offering were approximately $142.2 million before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Forbright, Inc.
3.2	Amended and Restated Bylaws of Forbright, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORBRIGHT, INC.
Date: June 12, 2026
	By:	/s/ Christopher S. Lynch
Christopher S. Lynch
Chief Financial Officer